SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2004

                          WEBSTER CITY FEDERAL BANCORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Federal                         0-26577             42-1491186
 ---------------------------           ----------           ------------
(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation)                 File No.)         Identification No.)




820 Des Moines Street, Webster City, Iowa                   50595-0638
-----------------------------------------                   ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (515) 832-3071
                                                    --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Section 3      Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)  N/A

(b)  N/A

(c)  N/A

(d) The Board of Directors of Webster City Federal Bancorp (the "Company") by resolution adopted on September 22, 2004 approved the termination of registration of the Company's common stock under Section 12(g) of the Securities Exchange Act of 1934 and the delisting of the common stock from the Nasdaq Small-Cap market. The Board's action is intended to decrease the compliance costs and administrative requirements associated with the registration and listing of the Company's common stock given the small number of Company stockholders and the relatively low level of trading in the Company's common stock. Reference is made to the press release issued by the Company on September 23, 2004, filed herewith as Exhibit 99, for further details.

Section 9      Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

         Exhibit No.                        Description
         -----------                        -----------

            99                  Press Release dated September 23, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          WEBSTER CITY FEDERAL BANCORP


DATE:  September 23, 2004            By:  /s/ Phyllis A.Murphy
                                          -------------------------------------
                                          Phyllis A. Murphy
                                          President and Chief Executive Officer


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